Exhibit 99.1

UPDATE -- Longeveron Announces $2.36 Million Registered Direct Offering Priced At-the-Market Under Nasdaq Rules

December 21, 2023

MIAMI, Dec. 21, 2023 (GLOBE NEWSWIRE) -- Longeveron Inc. (NASDAQ: LGVN) (“Longeveron” or “Company”), a clinical stage biotechnology company developing cellular therapies for life-threatening and chronic aging-related conditions such as hypoplastic left heart syndrome (HLHS), Alzheimer’s disease and Aging-related Frailty, today announced that it has entered into a definitive agreement for the issuance and sale of an aggregate of 1,355,301 of its shares of common stock at a purchase price of $1.745 per share in a registered direct offering priced at-the-market under Nasdaq rules. In a concurrent private placement, Longeveron has also agreed to issue and sell unregistered warrants to purchase up to an aggregate of 1,355,301 shares of its common stock. The warrants will have an exercise price $1.62 per share, will become exercisable immediately upon issuance and have a term of five and one-half (5.5) years from the date of issuance. The offering is expected to close on or about December 22, 2023, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds to Longeveron from the offering are expected to be approximately $2.36 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. Longeveron currently intends to use the net proceeds from the offering for working capital and general corporate purposes.

The shares of common stock offered in the registered direct offering (but excluding the unregistered warrants offered in the concurrent private placement and the shares of common stock underlying such unregistered warrants) are being offered and sold by the Company pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-264142), including a base prospectus, previously filed with the Securities and Exchange Commission (SEC) on April 5, 2022 and declared effective by the SEC on April 14, 2022. The offering of the shares of common stock to be issued in the registered direct offering are being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The offer and sale of the unregistered warrants in the private placement are being made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered warrants offered in the private placement and the underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is Lomecel-B™, an allogeneic medicinal signaling cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Lomecel-B™ has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is currently advancing Lomecel-B™ through clinical trials in three indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease, and Aging-related Frailty. Additional information about the Company is available at www.longeveron.com.

Forward-looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, statements regarding the completion of the offering, the satisfaction of customary closing conditions related to the offering and the anticipated use of proceeds therefrom, as well as statements about the ability of Longeveron’s clinical trials to demonstrate safety and efficacy of the Company’s product candidates, and other positive results; the timing and focus of the Company’s ongoing and future preclinical studies and clinical trials and the reporting of data from those studies and trials; the size of the market opportunity for the Company’s product candidates, including its estimates of the number of patients who suffer from the diseases being targeted; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of the Company’s product candidates; the Company’s ability to obtain and maintain regulatory approval of its product candidates in the U.S., Japan and other jurisdictions; the Company’s plans relating to the further development of its product candidates, including additional disease states or indications it may pursue; the Company’s plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and its ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and the Company’s ability to attract and retain such personnel; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s need to raise additional capital, and the difficulties it may face in obtaining access to capital, and the dilutive impact it may have on its investors; market and other conditions; the Company’s financial performance and ability to continue as a going concern, and the period over which it estimates its existing cash and cash equivalents will be sufficient to fund its future operating expenses and capital expenditure requirements. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 14, 2023 and its Quarterly Reports on Form 10-Q filed with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Mike Moyer
LifeSci Advisors
Tel: 617-308-4306
Email: mmoyer@lifesciadvisors.com